UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 19, 2005

 NATIONAL HEALTHCARE TECHNOLOGY, INC.

A Colorado Corporation
(Exact name of registrant as specified in its charter)

COLORADO	001-28911	91-1869677
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

1660 Union Street, Suite 200
San Diego, California 92101

(Address of principal executive offices)

(619) 398-8470
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On July 19, 2005 (the "Closing") National Healthcare Technology, Inc., a Colorado corporation (the "Company"), consummated the transactions contemplated by that certain Exchange Agreement ("Exchange Agreement") dated as of June 30, 2005, by and among the Company, Crown Partners, Inc., a Nevada corporation and the largest stockholder of the Company prior to the Closing ("Crown Partners"), Special Stone Surfaces, Es3 Inc., a Nevada corporation ("Es3"), and certain stockholders of Es3 (the "Es3 Stockholders").

Pursuant to the terms of the Exchange Agreement, the Company acquired 16,385,895 shares of the outstanding capital stock of Es3 in exchange for the Company's issuance to the Es3 Stockholders of 16,385,895 shares of the Company's common stock. In connection with the Exchange Agreement the Company also issued 905,438 shares to Crown Partners and 400,000 shares to two individuals that provided consulting and advisory services to the Company (the "Consultants"). The issuance of the Company's shares of common stock to the Es3 Stockholders, Crown Partners and the Consultants was exempt from registration under the Securities Act of 1933, as amended ("Securities Act") pursuant to Section 4(2) thereof.

Following the Closing, the Company has a total of 17,769,904 shares of common stock issued and outstanding. The Es3 Stockholders own approximately 92.2% of the issued and outstanding shares of the Company's common stock, the stockholders of the Company immediately prior to Closing, including Crown Partners ("Existing Stockholders") own approximately 5.5% of the shares of the Company's issued and outstanding common stock, and the Consultants own approximately 2.3% of the issued and outstanding common stock.

Following the Closing, there remain 1,722,855 shares of Es3's outstanding common stock that were not exchanged for the Company's shares. Under the terms of the Exchange Agreement, holders of those shares have 90 days in which to tender them for exchange. In the event that all of the outstanding Es3 shares are exchanged prior to the expiration of the 90 day period, then the Es3 Stockholders will own 92.9% of the issued and outstanding shares of the Company's common stock, the Existing Stockholders will own approximately 5.0% of the shares of the Company's issued and outstanding common stock, and the Consultants will own approximately 2.1% of the issued and outstanding common stock.

The shares of the Company's common stock issued to Es3 Stockholders and Crown Partners will be restricted shares, and the holders thereof may not sell, transfer or otherwise dispose of such shares without registration under the Securities Act or an exemption therefrom. The shares of common stock issued to the Consultants will be registered on a Registration Statement on Form S-8. Recipients of those shares, other than persons who are “affiliates” of the Company within the meaning of the Securities Act, may sell all or part of the shares in any way permitted by law, including sales in the over-the-counter market at prices prevailing at the time of such sale.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

Effective as of the Closing, Charles E. Smith, Dr. Sadegh Salmassi and Steve Onoue resigned as officers and directors of the Company. The newly-appointed board of directors of the Company consists of Ross Lyndon-James, Brian Harcourt and William Courtney. The Company expects to add two (2) additional directors within ninety (90) days following Closing.

The Company intends to form an audit committee shortly after Closing. The Company's newly-appointed board of directors has determined that its members do not include a person who is an "audit committee financial expert" within the meaning of the rules and regulations of the SEC. The board of directors has determined that each of its members is able to read and understand fundamental financial statements and has substantial business experience that results in that member's financial sophistication. One of the director positions to be filled within 90 days of the Closing will be a director who is an "audit committee financial expert". Accordingly, the board of directors believes that each of its members have the sufficient knowledge and experience necessary to fulfill the duties and obligations that an audit committee would fulfill.

The Company does not have a standing compensation or nominating committee or committees performing similar functions because it has had limited operations and has had few employees. The Company anticipates establishing a compensation committee within ninety (90) days following the Closing. The Company determined not to establish a nominating committee at this time in view of changes in the composition of the Board of Directors that occurred in connection with the Closing. Previously, nominations were determined by the members of the then existing Board of Directors.

The Company filed an Information Statement with the U.S. Securities and Exchange Commission on July 5, 2005 pursuant to Section 14(f) of the Exchange Act, and Rule 14f-1 promulgated thereunder, announcing the proposed transaction. The Information statement was mailed on July 5, 2005 to the Company's stockholders of record as of June 30, 2005.

Other than the transactions and agreements disclosed in this Current Report on Form 8-K, the Company knows of no arrangements which may result in a change in control of the Company.

DESCRIPTION OF BUSINESS OF SPECIAL STONE SURFACES, ES3 INC.

Es3 is newly formed corporation engaged in the business of manufacturing and distributing a range of decorative stone veneers and finishes based on proprietary Liquid Stone Coatings™ and Authentic Stone Veneers™. The coatings and veneers are clean, cost efficient alternatives to traditional stone masonry. In new construction, Es3's products offer the appearance of authentic stone for interior or exterior walls, while reducing direct labor and overall engineering costs. For reconstruction Es3 products can save time and money; in many situations save the cost and inconvenience of demolition.

Es3 holds the exclusive rights to manufacture, use and distribute Liquid Stone™ coatings in North America, Central America and South America, under an OEM License Agreement with Liquid Stone Manufacturing, Inc. a Nevada corporation and an affiliate of Es3. Liquid Stone™ is a water-based polymeric stone coating that can be applied to a variety of surfaces including wood, stucco, metal, concrete or asphalt. It is a flexible, durable all weather surface coating.

Es3 also holds the excusive rights to manufacture, use and distribute Authentic Stone Veneer™ panels in North America, Central America and South America, under an OEM License Agreement with Stone Mountain Manufacturing, Inc. a Nevada corporation and an affiliate of Es3. Authentic Stone Veneer™ panels can be formulated in rough stone or smooth stone finishes. Authentic Stone Veneer™ panels are made from proprietary materials and are molded to form the detailed contours and profiles of natural stone surfaces. The rough stone veneers are approximately 1/10th the weight of concrete, while the smooth stone are approximately 1/7th the weight of concrete.

Es3 plans to market its coatings and veneers to both commercial and residential markets. Es3 intends to use the public markets to secure additional working capital and to make acquisitions using either Common Stock or cash. A significant component of the Es3's intermediate term growth strategy is the acquisition and integration of companies in related building materials fields. Es3 expects to take advantage of synergies among related businesses to increase revenues and take advantage of economies of scale to reduce operating costs.

EMPLOYEES

As of July 20, 2005, the Company had 3 employees.

AVAILABLE INFORMATION

The Company is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and, accordingly, will file periodic reports, including quarterly and annual reports and other information with the Securities and Exchange Commission (the "Commission" or "SEC"). Such reports and other information may be inspected and copied at the public reference facilities maintained by the Commission at Station Place, 100 F. Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an Internet website that contains reports, proxy and information statements and other information regarding registrants that file electronically. The address of the website is http://www.sec.gov.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth, as of July 20, 2005, information with respect to the securities holdings of (i) the Company's new officers and directors, and (ii) all persons which the Company, pursuant to filings with the Securities and Exchange Commission (“SEC”) and the Company’s stock transfer records, has reason to believe may be deemed the beneficial owner of more than five percent (5%) of the Common Stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Class (1)

Officers and Directors

Ross Lyndon James 1660 Union Street, Suite 200 San Diego, CA 92101	10,517,503(2)	55.4%
Brian Harcourt 1660 Union Street, Suite 200 San Diego, CA 92101	10,517,503(2)	55.4%
William Courtney 1660 Union Street, Suite 200 San Diego, CA 92101	3,025,000(3)	15.1%
All directors and executive officers as a group (3 persons)	12,342,503	65.1%

5% Shareholders

Boston Equities Corporation 1660 Union Street, Suite 200 San Diego, CA 92101	10,517,503(2)	55.4%
Crown Partners, Inc. 20700 Ventura Blvd. Woodland Hills, CA 91364	928,238	5.2%

(1) The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations promulgated under the Exchange Act and, accordingly, may include securities owned by or for, among others, the spouse and/or minor children of an individual and any other relative who resides in the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or which each person has the right to acquire within sixty (60) days through the exercise of options or otherwise. Beneficial ownership may be disclaimed as to certain of the securities. This table has been prepared based on 17,769,904 shares of Common Stock outstanding as of July 20, 2005 following the Closing under the Exchange Agreement. The percentage ownership numbers may be diluted by as much as 9.7% % if all of the remaining shares of Es3 common stock are tendered for exchange.

(2)  Includes 9,317,503 shares held in the name of Boston Equities Corporation and 600,000 shares issuable upon exercise of outstanding warrants issued to Liquid Stone Manufacturing, a Nevada corporation, and 600,000 shares issuable upon exercise of outstanding warrants issued to Stone Mountain Finishes, Inc., a Nevada corporation. Boston Equities Corporation owns a controlling interest in Liquid Stone Manufacturing, Inc. and Stone Mountain Finishes, Inc. Messrs. Lyndon James and Harcourt are officers, directors and stockholders of Boston Equities Corporation.

(3) Includes 600,000 shares issuable upon exercise of outstanding warrants issued to Liquid Stone Manufacturing, a Nevada corporation, and 600,000 shares issuable upon exercise of outstanding warrants issued to Stone Mountain Finishes, Inc., a Nevada corporation. Mr. Courtney is an officer, director and stockholder in Liquid Stone Manufacturing, Inc. and Stone Mountain Finishes, Inc.

RELATED PARTY TRANSACTIONS

Es3 acquired an exclusive license to manufacture, use and distribute Liquid Stone™ coatings in North America, Central America and South America, under an OEM License Agreement with Liquid Stone Manufacturing, Inc. a Nevada corporation. Liquid Stone Manufacturing, Inc. is controlled by Boston Equities Corporation and William Courtney. Boston Equities Corporation is controlled by Ross Lyndon James and William Harcourt. Messrs. Lyndon James, Harcourt and Courtney, the new directors of the Company are the directors of Liquid Stone Manufacturing. Boston Equities Corporation is the Company's largest stockholder following the Closing of the Exchange Agreement.

Under the terms of the OEM License Agreement, Es3 is required to pay a royalty of up to 7% of net sales of Liquid Stone™ products, subject to minimum annual royalties of $200,000 increasing at a rate of 20% per annum. In addition, Es3 granted Liquid Stone Manufacturing, Inc. a five year warrant to purchase 600,000 shares of its common stock at $.70 per share. That warrant was exchanged for a warrant from the Company with identical terms effective on the Closing. Es3 has an option to buy out the royalty payments in exchange for $2 million if paid before the second anniversary of the license, $4 million if paid before the third anniversary of the license and $8 million thereafter. Royalties paid during the term do not apply to the buy out option. Liquid Stone Manufacturing, Inc. has the right to demand payment of the buy out option in fully registered stock at an effective price of $.75 per share in lieu of cash payment.

Es3 acquired an exclusive license to manufacture, use and distribute Authentic Stone Veneers™ in North America, Central America and South America, under an OEM License Agreement with Stone Mountain Finishes, Inc. a Nevada corporation. Stone Mountain Finishes, Inc. is controlled by Boston Equities Corporation and William Courtney. Boston Equities Corporation is controlled by Ross Lyndon James and William Harcourt. Messrs. Lyndon James, Harcourt and Courtney, the new directors of the Company are the directors of Liquid Stone Manufacturing. Boston Equities Corporation is the Company's largest stockholder following the Closing of the Exchange Agreement.

Under the terms of the OEM License Agreement, Es3 is required to pay a royalty of up to 7% of net sales of Stone Mountain™ products, subject to minimum annual royalties of $250,000 increasing at a rate of 20% per annum. In addition, Es3 granted Stone Mountain Finishes, Inc. a five year warrant to purchase 600,000 shares of its common stock at $.70 per share. That warrant was exchanged for a warrant from the Company with identical terms effective on the Closing. Es3 has an option to buy out the royalty payments in exchange for $2 million if paid before the second anniversary of the license, $4 million if paid before the third anniversary of the license and $8 million thereafter. Royalties paid during the term do not apply to the buy out option. Stone Mountain Finishes, Inc. has the right to demand payment of the buy out option in fully registered stock at an effective price of $.75 per share in lieu of cash payment.

Es3 acquired an exclusive license to use certain trademarks and tradenames and marketing collateral in North America, Central America and South America, under a license agreement with Aronite Industries, Inc., a Nevada corporation. The agreement also provides for the assignment and assumption of a distribution agreement. Aronite Industries, Inc. is controlled by Boston Equities Corporation and William Courtney. Boston Equities Corporation is controlled by Ross Lyndon James and William Harcourt. Messrs. Lyndon James, Harcourt and Courtney, the new directors of the Company are the directors of Aronite Industries, Inc. Boston Equities Corporation is the Company's largest stockholder following the Closing of the Exchange Agreement.

Under the terms of the license agreement, Es3 issued to Aronite Industries, Inc. 8,618,750 shares of its common stock. In addition, Es3 is required to pay a royalty of up to 3% of net sales of products using the licensed trademarks, subject to minimum annual royalties of $100,000 increasing at a rate of 20% per annum. Es3 has an option to buy out the royalty payments in exchange for $1.25 million. Royalties paid during the term do not apply to the buy out option. Aronite Industries, Inc. has the right to demand payment of the buy out option in fully registered stock at an effective price of $.75 per share in lieu of cash payment.

PLAN OF OPERATIONS

Es3 began operations in March 2005. It has not generated any revenues from operations and has incurred approximately $230,000 in expenses through June 30, 2005 in connection with its formation and initial operations. Under the terms of the Exchange Agreement, Es3 will provide the Company with audited financial statements within 65 days of the Closing. All of Es3's operations to date have been funded by the sale of its common stock. As of June 30, 2005, Es3 had approximately $25,000 of cash on hand and working capital of approximately $5,000.

The Company anticipates generating revenues from operations commencing in November, 2005. To the extent that the Company is required to raise additional funds to cover the costs of operations, it intends to do so through additional public or private offerings of debt or equity securities. There are no commitments or arrangements for other offerings in place and no guaranties that any such financings would be forthcoming, or as to the terms of any such financings. Any future financing may involve substantial dilution to existing investors.

A significant component of the Es3's intermediate term growth strategy is the acquisition and integration of companies in related building materials fields. Es3 expects to take advantage of synergies among related businesses to increase revenues and take advantage of economies of scale to reduce operating costs. The execution of this strategy depends upon the development of an active trading market for the Company's common stock. The Company intends to make acquisitions with common stock and anticipates that the sellers of those entities will demand an active market as a condition of the transaction.

RISK FACTORS

An investment in the Company is highly speculative, and, accordingly, only persons who can afford the risk of loss of their entire investment should consider investing in the Company. The following factors, among others, must be carefully considered in evaluating whether to make an investment in the Company.

The Company is a start-up company and subject to numerous uncertainties about its ability to execute its business plan.

Es3's operations, and consequently the Company's operations, are subject to the customary risks incidental to a start-up company in the building materials business. These risks include, but are not limited to, the absence of a fully developed organizational infrastructure, the lack of proven brands and/or products or established customer demand. In order to survive, the Company must succeed at developing distribution and retail channels, marketing and customer acquisition, financial management, staff training and development and the management and growth of an early stage venture. The Company may not be successful in addressing all or any of these issues and the failure of any one could significantly impair the Company's business, financial condition and operating results.

The Company has no significant operating history and may have difficulty predicting future operating income and expenses. Investors will have only limited historical information from which to assess possible future results of operations.

Es3 commenced operations in March 2005. It has not generated any revenues from operations through June 30, 2005. Es3 has a very limited operating history upon which to base an evaluation of its prospective operations or results. As a result, the Company may have difficulty in accurately predicting revenues or costs of operations for budgeting and planning purposes. This could result in unexpected fluctuation in its future results of operations and other difficulties, any of which could make it difficult for the Company to maintain profitability and could increase the volatility of the Company's common stock. Similarly, prospective investors will not be able to review past operations as a gauge to evaluate management execution, the ability to implement the Company's business plan, the effectiveness of financial controls or other salient information.

The Company's business plan emphasizes strategic acquisitions of other companies in the building materials space as a core element, but Es3has not completed any independent acquisitions to date.

A key component of the Company's business plan is the acquisition of independent companies in the building materials space, including both product companies and services companies. At this point in time, Es3 has three significant license agreements with Liquid Stone Manufacturing, Inc., and Stone Mountain Finishes, Inc., and Aronite Industries, Inc. but each of those are affiliated entities controlled by Boston Equities Corporation. To date the Company has not entered into any acquisition transactions with a third party from which a prospective investor could evaluate the Company's acumen in making such decisions.

The Company will have to compete against significant well-funded competitors.

Es3 is developing and acquiring building materials products. It may face competition from other established building materials companies. These competitors may have far greater capital, marketing and other resources than the Company. Those competitors may be able to adapt more quickly to new or emerging technologies and changes in customer requirements and may be able to devote greater resources to the promotion and sale of their products and services. The Company's products may not obtain or retain a technical advantage or achieve significant market penetration. Competing firms may develop new or enhanced products that are more effective than any Es3 has or may develop. Any increase in competition could result in material price reductions or our inability to obtain or retain market share and could have a material adverse effect on Es3's business, financial condition and results of operations.

The Company may require additional capital in order to execute its business plan.

The Company intends to raise additional capital from the sale of debt or equity securities in order to implement its business plan. There is no guaranty that the Company will be able to raise additional funds. If it cannot, the Company will be forced to curtail its operations or possibly be forced to evaluate a sale or liquidation of our assets. Even if the Company is successful in raising additional funds, there is no assurance regarding the terms of any additional investment. Any future financing may involve substantial dilution to existing investors.

The Company does not have employment agreements with its current executive officers and those officers are not required to devote their full business time or attention to the Company's operations.

The Company does not currently have employment agreements with any of its executive officers. Further the Company's executive officers are actively involved in other businesses and are not required to devote their full business time or efforts to the Company's success. The Company does intend to hire additional management personnel, but no additional management personnel have been identified and there can be no assurance that it will be able to retain qualified management personnel.

The Company's success is dependent on its ability to attract, train and retain qualified managers and employees.

The Company's immediate future success depends on its ability to identify, attract, hire, train, retain and motivate other highly skilled employees. The Company has not yet retained operational management for certain key operating areas. As the Company develops it will have to attract and retain key managerial talent. The failure to retain and attract the necessary personnel could materially adversely affect its business, financial condition and operating results.

The Company relies on proprietary technology to develop and protect its competitive position, but cannot guarantee that its efforts to protect that technology will be successful.

The Company regards the formulas for Liquid Stone and Authentic Stone Veneers to be proprietary and relies on a combination of patent, trade secret and confidential information laws and on employee and third-party non-disclosure agreements and other methods to protect its proprietary rights. Stone Mountain Manufacturing, Inc. has applied for a patent on its Authentic Stone Veneer products, but it has not issued to date. The Company cannot provide any assurance that these protections will be adequate to protect our intellectual property rights or that our competitors will not independently develop technologies that are substantially equivalent or superior to our technologies.

Boston Equities Corporation controls a substantial interest in the Company and has the ability to influence all actions that require a stockholder vote.

Boston Equities Corporation owns approximately 55% of the common stock of the Company following the Closing. Boston Equities Corporation is controlled by Messrs. Lyndon-James and Harcourt, each of whom is a director of the Company. As a result, Boston Equities Corporation, Mr. Lyndon-James and Mr. Harcourt have and will continue to have substantial control over the management and direction of the Company.

There has not been an active trading market for the Company's common stock and there are no assurances that an active market will develop that would provide liquidity and price protection to investors.

The market for the Company's common stock has been thin and sporadic. Even after the Closing, the Company has a very restricted public float. As a result, transactions in our shares may reflect the vagaries of a particular circumstance and are less likely to reflect the intrinsic value of the Company. The Company anticipates increasing the public float over time and that information concerning its operations will help develop an active market for our common stock in an effort to improve liquidity and shareholder value. In the event a regular public trading market does not develop, any investment in the Company's common stock would be highly illiquid. Accordingly, investors in the Company may not be able to sell their shares readily.

DESCRIPTION OF REAL PROPERTY

The Company does not own any real property. The Company leases approximately 2,937 square feet of warehouse manufacturing space located at 6330 Nancy Ridge Drive, Suite 108, San Diego, CA 921211, at a monthly lease rate of $3,367.62 under the terms of a lease agreement with Fyfe Co. LLC expiring February 1, 2009.

LEGAL PROCEEDINGS

The Company is not a party to any legal proceedings.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

In connection with the Closing, and under the terms of the Exchange Agreement, Charles E. Smith, Dr. Sadegh Salmassi and Steve Onoue constituting all of the Company's directors resigned effective as of the Closing. In addition Charles E. Smith, the Company's President, Secretary and Treasurer resigned from his officer positions effective as of the Closing. The resignations of the directors and officer from their director and officer positions was a condition of the Closing of the Exchange and not due to any disagreement with the Company.

Prior to their resignation the directors appointed the following persons to serve on the board of directors of the Company effective on the Closing: Ross Lyndon James, Brian Harcourt and William Courtney. The newly-appointed board of directors has also appointed new principal officers of the Company effective as of the Closing.

The following are the biographies of the newly elected directors and principal officers:

Ross Lyndon James, age 58, has been a Chairman and the Chief Executive Officer of Es3 since its inception in March 2005. From 2002 to the present, Mr. Lyndon James has served as the Chairman and Chief Executive Officer of Aronite Industries, Inc. a market developer for stone veneers and coatings. From 2001 to the present, Mr. Lyndon James has served as the Chairman of Renergy Pacific Corporation, an entity engaged in the identification and development of renewable energy sources. From 1996 to 2001, Mr. Lyndon James was a director and the Chief Executive Officer of Fitnessage, Inc., a "dot.com" developer and marketer of fitness assessment software. Fitnessage entered into an assignment for the benefit of creditors in 2001. From 1997 to the present, Mr. Lyndon James has been a director and officer of Boston Equities Corporation, a specialist merchant banking organization, and the controlling stockholder of Es3. From 1984 to 1990, Mr. Lyndon James was a founder and Chairman and Chief Executive Officer of Ramtron International Corp., a developer of semiconductor memory chips.

Brian Harcourt, age 59, has been a director of Es3 since its inception in March 2005. From 2002 to the present, Mr. Harcourt has served as a financial advisor to Ocean Power Technologies, Inc. (LSE: OPT.L), a U.K. based renewable energy company. From 2001 to the present, Mr. Harcourt has served as the Vice Chairman of Renergy Pacific Corporation, an entity engaged in the identification and development of renewable energy sources. In 2004, Renergy Pacific Corporation was acquired by ReEnergy Group PLC, a U.K. entity engaged in the renewable energy business. Mr. Harcourt has served as Deputy Chairman and Executive Director of ReEnergy Group PLC from 2004 to the present. From 1997 to 2001, Mr. Harcourt was the Chairman of Fitnessage, Inc. Fitnessage entered into an assignment for the benefit of creditors in 2001. From 1997 to the present, Mr. Harcourt has been a director and officer of Boston Equities Corporation, a specialist merchant banking organization, and the controlling stockholder of Es3. From 1992 to 1994 Mr. Harcourt was the Executive Director of Concord Resources Group, an international finance and resources group. From 1984 to 1991, Mr. Harcourt was a founder and Chairman and Chief Executive Officer of Ramtron Holdings, Ltd., an Australian developer of semiconductor memory chips, which merged into Ramtron International, Inc. in 1992. Ramtron International, Inc. listed its shares of Nasdaq (Nasdaq NM: RMTR) in 1992, and Mr. Harcourt served as a director of Ramtron International, Inc. from 2002 to 2004.

William D. Courtney, age 62, has been a director and Senior Vice President of Es3 since its inception in March 2005. Mr. Courtney has extensive experience in the development of waterproofing membranes and polymeric coatings. From 2002 to 2005 Mr. Courtney was the President of Aronite Industries, Inc., a market developer for stone veneers and coatings. From 1993 to 2005, Mr. Courtney was an Executive Director and Founder of Chemical Developments Pty Ltd., a developer of coatings based in Australia.

The Company anticipates that two (2) additional director positions be filled within ninety (90) days following the Closing.

To the Company's knowledge, none of the new officers or directors nor any of their affiliates currently beneficially owns any equity securities or rights to acquire any securities of the Company, and no such persons have been involved in any transaction with the Company or any of its directors, executive officers or affiliates that is required to be disclosed pursuant to the rules and regulations of the Securities and Exchange Commission, other than with respect to the transactions under the Exchange Agreement that have been described herein. To the best of the Company's knowledge, none of the new directors or officers have been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past five years, except for matters that were dismissed without sanction or settlement, that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

The Board has not yet determined the Board committees to which each new director will be named. Upon such determination, the Company shall file an amendment to this Form 8-K.

During fiscal 2004 and through the date of this Current Report, none of the Company's officers or directors has been paid any compensation. The determination of whether to pay compensation to the Company’s officers and directors is made from time to time by the Company’s Board of Directors. The Company’s officers and directors are reimbursed for any out-of-pocket expenses incurred on the Company’s behalf. The Company does not have any employment agreements with any of its executive officers at this time.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired

Under the terms of the Exchange Agreement, Es3 has agreed to provide the Company with audited financial statements within 65 days of the Closing, that will allow the Company will to file a further 8-K Current Report with the required financial statements reflecting the acquisition of Es3.

(b) Pro Forma Financial Information

Under the terms of the Exchange Agreement, Es3 has agreed to provide the Company with audited financial statements within 65 days of the Closing, that will allow the Company will to file a further 8-K Current Report with the required pro forma financial information reflecting the acquisition of Es3.

(c) Exhibits

Exhibit Number Description

2.1      Exchange Agreement by and among National Healthcare Technology, Inc., Special Stone Surfaces, Es3, Inc. and certain stockholders of each dated June 30, 2005 (without exhibits and schedules).*

4.1      Form of Investor Rights Agreement to be entered into between National Healthcare Technology, Inc. and Crown Partners, Inc.*

10.1     OEM License Agreement dated as of June 15, 2005 with Liquid Stone Manufacturing, Inc.

10.2      OEM License Agreement dated as of June 15, 2005 with Stone Mountain Finishes, Inc.

10.3     Trademark License and Contract Assignment and Assumption Agreement dated as of June 15, 2005 with Aronite Industries, Inc.

* Previously filed with the Company's Current Report on Form 8-K dated June 30, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NATIONAL HEALTHCARE TECHNOLOGY, INC.

Dated: July 25, 2005	By:	/s/ ROSS LYNDON JAMES
Ross Lyndon James
Chief Executive Officer